                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary information statement

[X]  Definitive information statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                         MANUFACTURERS INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (not applicable)

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (not applicable)

       [Letter Sent to Variable Annuity and Variable Life Contract Owners]



                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108


February 13, 2004


Dear Variable Annuity and Variable Life Contract Owners:

         Although you are not a shareholder of Manufacturers Investment Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and The Manufacturers Life Insurance Company of New York ("Manulife New York") are invested in shares of one or more of the portfolios of the Trust through subaccounts of separate accounts established by Manulife USA and Manulife New York for such purposes.

         Enclosed please find the Trust's Information Statement regarding the following subadviser changes:

     Portfolio                        Current Subadviser                      New Subadviser
--------------------------------------------------------------------------------------------------------
Global Equity Trust            Putnam Investment Management, LLC       Templeton Global Advisors Limited

         PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

         If you have any questions regarding the Information Statement, please call one of the following numbers on any business day:

For Manulife USA variable annuity contracts:             (800) 344-1029
For Manulife USA variable life contracts:                (800) 827-4546
For Manulife New York variable annuity contracts:        (800) 551-2078
For Manulife New York variable life contracts:           (888) 267-7784

                                            Sincerely,

                                            /s/James D. Gallagher
                                            James D. Gallagher,
                                            Secretary
                                            Manufacturers Investment Trust

            [LETTER TO SHAREHOLDERS INVESTING DIRECTLY IN THE TRUST]

                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108


February 13, 2004


Dear Shareholder:

         Enclosed please find an Information Statement for Manufacturers Investment Trust regarding the following subadviser changes:

     Portfolio                      Current Subadviser                         New Subadviser
------------------------------------------------------------------------------------------------------
Global Equity Trust          Putnam Investment Management, LLC       Templeton Global Advisors Limited

         PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

         If you have any questions regarding the Information Statement, please call the following number on any business day: 1 866 532-5433

                                                Sincerely,

                                                /s/James D. Gallagher
                                                James D. Gallagher,
                                                Secretary
                                                Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST

                      INFORMATION STATEMENT TO SHAREHOLDERS
                    REGARDING NEW SUBADVISORY AGREEMENTS FOR

                             THE GLOBAL EQUITY TRUST


                                FEBRUARY 13, 2004

                                TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
INFORMATION STATEMENT

Summary.................................................................................           2
New Subadvisory Agreement with Templeton Global Advisors Limited........................           3
Additional Information..................................................................           10
Other Matters...........................................................................           12
Exhibit A - Executive Officers and Directors of Templeton Global Advisors Limited.......           A-1
Exhibit B - Templeton Global Advisors Limited Subadvisory Agreement.....................           B-1

                         MANUFACTURERS INVESTMENT TRUST
                 73 Tremont Street, Boston, Massachusetts 02108

                      INFORMATION STATEMENT TO SHAREHOLDERS
                    REGARDING NEW SUBADVISORY AGREEMENTS FOR

                             THE GLOBAL EQUITY TRUST


                               February 13, 2004


                                     SUMMARY

         Manufacturers Investment Trust (the "Trust") is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 76 portfolios with one series of shares for each portfolio ("Portfolio"). As Adviser to the Trust, Manufacturers Securities Services, LLC ("Manulife Securities" or the "Adviser") selects, contracts with, compensates and monitors subadvisers to manage the investment and reinvestment of the assets of each of the Portfolios of the Trust. In addition, Manulife Securities monitors the compliance of the subadvisers with the investment objectives and related policies of each Portfolio and reviews the performance of the subadvisers and reports periodically on such performance to the Board of Trustees of the Trust ("Board" or the "Trustees"). Manulife Securities does not currently manage any of the Portfolios' assets on a day-to-day basis. Manulife Financial Securities, LLC ("MFS LLC"), an affiliate of the Trust and the Adviser, is the principal underwriter for the Trust.

         On December 8, 2003, the Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement (the "Disinterested Trustees"), approved a new subadvisory agreement which took effect on December 8, 2003. The new subadvisory agreement provides for the appointment of Templeton Global Advisors Limited ("Templeton Global") as subadviser to the Global Equity Trust (formerly managed by Putnam Investment Management, LLC). Templeton Global is not an affiliate of the Adviser (other than by reason of serving as a subadviser to a Portfolio).


         The Trust has received an order from the Securities and Exchange Commission (the "Commission") permitting it to enter into subadvisory agreements appointing subadvisers that are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio) and to change the terms of such agreements without shareholder approval. The Trust, therefore, is able to change subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. However, a condition of this order is that notice be sent to shareholders informing them of new agreements. Therefore, this Information Statement is being supplied to shareholders to inform them about the new subadvisory agreements described above and will be mailed on or about February 13, 2004.


WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            NEW SUBADVISORY AGREEMENT
                     WITH TEMPLETON GLOBAL ADVISORS LIMITED
                     WITH RESPECT TO THE GLOBAL EQUITY TRUST

APPROVAL OF NEW SUBADVISORY AGREEMENT

         On and prior to December 8, 2003, Putnam Investment Management, LLC ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109, was the subadviser to the Global Equity Trust pursuant to a subadvisory agreement with the Adviser dated April 30, 2001.

         On December 8, 2003, the Board, including the Disinterested Trustees, voted to accept the resignation of Putnam as the subadviser for the Global Equity Trust and to approve a new subadvisory agreement between the Adviser and Templeton Global with respect to the Global Equity Trust (the "Templeton Global Subadvisory Agreement"). Effective December 8, 2003, Templeton Global succeeded Putnam as subadviser to that Portfolio. Affiliates of Templeton Global are currently subadvisers to the following Trust portfolios: International Value Trust and International Small Cap Trust (subadvised by Templeton Investment Counsel, Inc. and Emerging Small Company Trust (subadviserd by Franklin Advisers, Inc.)

         In connection with the approval of the Templeton Global Subadvisory Agreement, the Board also approved changing certain of the nonfundamental investment policies of the portfolio to reflect the management style of Templeton Global. The investment policies were revised as follows:

                  Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.).

                  Equity securities include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

                  Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

                  The portfolio may use swap agreements as a derivative strategy to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in swap agreements.

                  When choosing equity investments for the portfolio, the subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the subadviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measure related to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

         Temporary Defensive Investing

             To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Equity Trust may invest primarily in cash, cash equivalents, money market securities or other short-term debt securities. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

MANAGEMENT AND CONTROL OF TEMPLETON GLOBAL

    Templeton Global has its principal offices at located in Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. As of September 30, 2003, Templeton and its affiliates manage over $301 billion in assets. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

         For information regarding the principal executive officers and directors of Templeton Global see Exhibit A hereto.

DESCRIPTION OF NEW TEMPLETON GLOBAL SUBADVISOR AGREEMENT AND OLD PUTNAM SUBADVISORY AGREEMENTS

         The description of the Templeton Global Subadvisory Agreement set forth below is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit B.

         The provisions of the new Templeton Global Subadvisory Agreement are substantially identical to the provisions of the old Putnam Agreement except as follows:

                  Subadvisory Fee

         The subadvisory fee under the Putnam Subadvisory Agreement was:

                                                BETWEEN $150 MILLION AND $300
     PORTFOLIO          FIRST $150 MILLION                MILLION                    EXCESS OVER $300 MILLION
-------------------------------------------------------------------------------------------------------------
Global Equity Trust          .500%                         .450%                                 .350%

         The subadvisor fee under the Templeton Global Subadvisory Agreement is:

                      AGGREGATE ASSETS ARE LESS   AGGREGATE ASSETS EXCEED $150
                       THAN OR EQUAL TO $150      MILLION BUT ARE LESS THAN OR       AGGREGATE ASSETS EXCEED $300
    PORTFOLIO                 MILLION*               EQUAL TO $300 MILLION*                     MILLION*
-----------------------------------------------------------------------------------------------------------------
Global Equity Trust            .500%                        .450%                                 .350%

*For purposes of determining Aggregate Assets, the following assets are included:

(1) assets in the Global Equity Trust,

(2) assets in the International Value Trust, a series of Manufacturers Investment Trust,

(3) assets in separate accounts or subaccounts of The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of New York that are invested in the following mutual funds advised by Templeton Global Advisors Limited or any of its affiliates: (a) Templeton Foreign Fund, (b) Templeton Foreign Smaller Companies Fund and (c) Templeton Development Markets Fund.

(See Appendix A to the Templeton Global Subadvisory Agreement for the complete text of the fee schedule.)

                           Proxy Voting

         The Templeton Global Subadviosry Agreement explicitly provides that Templeton Global will vote proxies unless such right is expressly reserved to the Trustees of the Trust and that Templeton Global may, in its discretion, use an independent third party proxy voting service.

(See Section 2(g) of the Templeton Global Subadvisory Agreement for the complete text of this provision.)

                           Litigation

         The Templeton Subadvisory Agreement provides that the Subadviser shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Global Equity Trust, or the issuers thereof. However, should Subadviser desire to undertake litigation against an issuer on behalf of the Global Equity Trust, the Subadviser shall obtain the prior written consent of the Adviser to undertake such litigation. If the Adviser consents to such litigation, the Adviser agrees to pay the portion of any reasonable legal fees associated with the action (and the Adviser may then receive reimbursement from the Global Equity Trust for payment of such legal fees) or the Global Equity Trust will forfeit any claim to any assets the Subadviser may recover on behalf of the Global Equity Trust up to the amount of such legal fees owed by the Adviser to the Subadviser.

         If the Adviser does not consent to such litigation, the Adviser agrees to hold Subadviser harmless for excluding the Global Equity Trust from such action and agrees to indemnify the Subadviser against any claims the Global Equity Trust may have against the Subadviser resulting from the exclusion of the Global Equity Trust.

(See Section 2(f) of the Templeton Global Subadvisory Agreement for the complete text of this provision.)

         Management Services. Under the terms of the old Putnam Subadvisory Agreement and the new Templeton Global Subadvisory Agreement (collectively, the "Subadvisory Agreements"), Putnam managed, and Templeton Global manages, the investment of the assets of the Global Equity Trust, subject to the supervision of the Board of Trustees. The Subadviser formulates a continuous investment program for the Global Equity consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

         Advisory and Subadvisory Fees. As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The Global Equity Trust currently is obligated to pay the Adviser an advisory fee of 0.750% of the first $1 billion and 0.700% on the excess over $1 billion. This advisory fee will not change as a result of the subadvisory change for the Global Equity Trust although the adviser has agreed to a voluntary fee waiver as noted below.

         As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the Global Equity Trust. The fee for the Global Equity Trust is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The schedule of the subadvisory fees that the Adviser was obligated to pay Putnam under the Putnam Subadvisory Agreement and is obligated to pay Templeton Global under the Templeton Global Subadvisory Agreement is set forth above. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO.

         The following is a schedule of the fees and expenses that the Global Equity Trust paid for the fiscal year ended December 31, 2003 (as an annual percentage of the current value of the net assets of the Global Equity Trust (not reflecting the advisory fee waiver described below for the period December 9, 2003 through December 31, 2003)):

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2003

                                          12b-1 FEES                OTHER EXPENSES          TOTAL TRUST ANNUAL EXPENSES
                                 -----------------------------   --------------------      ------------------------------
                     MANAGEMENT  SERIES    SERIES      SERIES    SERIES I &   SERIES       SERIES      SERIES      SERIES
  TRUST PORTFOLIO      FEES         I        II        III(+)     SERIES II     III           I          II        III(+)
-------------------  ----------  ------   -------     --------   ----------   -------      -------     ------      ------
Global Equity Trust   0.75%      0.15%     0.35%       0.50%        0.15%      0.15%        1.05%       1.25%       1.40%

* Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.


+ Certain Other Expenses are being waived for Series III. This voluntary fee waiver may be terminated at any time.



         Since there is no change to the advisory fee for the Global Equity Trust, it is not anticipated that the expenses of the portfolio would have been materially different had Templeton Global managed the portfolio during the fiscal year ended December 31, 2003.



         Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Equity Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. This advisory fee waiver may be rescinded at any time. Any termination of the advisory fee waiver shall be effective only as to advisory fees accruing after the date of such termination.



         The following is a schedule of the fees and expenses that the Global Equity Trust would have paid for the fiscal year ended December 31, 2003 (as an annual percentage of the current value of the net assets of the Global Equity Trust) assuming the advisory fee waiver and the Templeton Subadvisory Agreement had been in effect:


                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2003

                                          12b-1 FEES                OTHER EXPENSES          TOTAL TRUST ANNUAL EXPENSES
                                 -----------------------------   --------------------      ------------------------------
                     MANAGEMENT  SERIES    SERIES      SERIES    SERIES I &   SERIES       SERIES      SERIES      SERIES
  TRUST PORTFOLIO       FEES        I        II        III(+)     SERIES II     III           I          II        III(+)
-------------------  ----------  ------   -------     --------   ----------   -------      -------     ------      ------
Global Equity Trust    0.70%      0.15%    0.35%        0.50%       0.15%      0.15%        1.00%       1.20%       %1.35

* Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.


+ Certain Other Expenses are being waived for Series III. This voluntary fee waiver may be terminated at any time.

         EXAMPLES: The following Examples illustrate the expenses of investing in the Global Equity Trust. The Examples assume that the shareholder invests $10,000 in the Global Equity Trust for the time periods indicated and then redeems all of the shares at the end of those periods. The Examples also assume that a shareholder's investment has a 5% return each year and that such Portfolio's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                         ASSUMING NO ADVISORY FEE WAIVER

                                 SERIES I SHARES
                                   (UNAUDITED)


Portfolio                      One Year        Three Years      Five Years        Ten Years
-------------------------------------------------------------------------------------------
Global Equity Trust               $107             $334             $579           $1,283


                                SERIES II SHARES
                                   (UNAUDITED)


Portfolio                      One Year        Three Years      Five Years        Ten Years
-------------------------------------------------------------------------------------------
Global Equity Trust               $127             $397             $686           $1,511


                                SERIES III SHARES
                                   (UNAUDITED)


Portfolio                      One Year        Three Years      Five Years        Ten Years
-------------------------------------------------------------------------------------------
Global Equity Trust               $143             $443             $766           $1,680


                         REFLECTING ADVISORY FEE WAIVER

                                 SERIES I SHARES
                                   (UNAUDITED)


Portfolio                      One Year        Three Years      Five Years        Ten Years
-------------------------------------------------------------------------------------------
Global Equity Trust               $102             $318             $552           $1,225


                                SERIES II SHARES
                                   (UNAUDITED)


Portfolio                      One Year        Three Years      Five Years        Ten Years
-------------------------------------------------------------------------------------------
Global Equity Trust               $122             $381             $660           $1,455

                                SERIES III SHARES
                                   (UNAUDITED)


Portfolio                      One Year        Three Years      Five Years        Ten Years
-------------------------------------------------------------------------------------------
Global Equity Trust              $137             $428             $739           $1,624


         THE EXAMPLES SET FORTH ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in the Portfolio will bear. Please note, however, that the variable contracts issued by Manulife USA and Manulife New York provide for charges, including sales charges, not reflected in the above tables.

         Approval, Amendment and Termination. The Subadvisory Agreements require approval of the agreements as to the Global Equity Trust by the Board (including a majority of the Disinterested Trustees) and will continue in effect as to the Global Equity Trust for a period more than two years from the date of their execution only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a Majority of the Outstanding Voting Securities of the Trust, provided that in either event such continuance will also be approved by the vote of the majority of the Disinterested Trustees.

         Definition of a Majority of Outstanding Voting Securities. As used in this Information Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

    (1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at a Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy or

    (2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable.

         The Subadvisory Agreements may be amended by the Adviser and the Subadviser provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         Any required shareholder approval of any continuance of or amendment to the Subadvisory Agreements will be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance or amendment, even if such continuance or amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

         The Subadvisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the other party or parties to the Subadvisory Agreements and to the Trust by:

         -  the Trustees of the Trust;

         - with respect to any Portfolio, a Majority of the Outstanding Voting Securities of the Portfolio;

         -  the Adviser, or

         -  the Subadviser.

The Subadvisory Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment or in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

EVALUATION BY THE BOARD OF TRUSTEES

         At its meeting held on December 8, 2003, the Board of Trustees, including a majority of the Disinterested Trustees, approved the Templeton Global Subadvisory Agreement.

         In evaluating the Templeton Global Subadvisory Agreement, the Board considered numerous factors, including:

         (i) the nature and quality of the services that had been provided by Putnam and that the Board anticipated would be provided by Templeton Global,

         (ii) performance information regarding the Global Equity Trust while subadvised by Putnam relative to funds with similar objectives and policies,

         (iii) the financial statements of Templeton Global and its parent company, Franklin Resources, Inc., and

         (iv) the proposed subadvisory fee and the expense ratio of the Global Equity Trust in relation to the fees and expense ratios of other comparable portfolios.

         At the meeting held on December 8, 2003, the Board was provided with an analysis of its fiduciary obligations, reviewed its fiduciary duties and discussed the information provided regarding Templeton Global. Representatives of Templeton Global gave a presentation regarding its proposed subadvisory services and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Templeton Global's plans for the Global Equity Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID

For the year ended December 31, 2003, the Adviser paid subadvisory fees with respect to the Global Equity Trust of $1,638,964 (0.45% of average net assets). If the Templeton Global Subadvisory Agreement had been in effect for the year ended December 31, 2003, the Adviser would have paid Templeton Global $1,263,964 (0.35% of average net assets), an decrease of $375,000 (0.10%).

ADVISORY FEES PAID


         For the year ended December 31, 2003, the Global Equity Trust paid the Adviser advisory fees of $2,708,494 (0.75% of average net assets), of which $1,069,530 (0.30% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the Global Equity Trust (not reflecting the advisory fee waiver effective December 9, 2003). If the Templeton Global Subadvisory Agreement had been in effect for the year ended December 31, 2003, the Adviser would have retained $1,444,530 (0.40% of average net assets) absent any advisory fee waiver. On December 9, 2003, the Adviser voluntarily agreed to waive its fees so that the amount retained by the Adviser after payment of the subadvisory fee for the Global Equity Trust did not exceed 0.35% of the Global Equity Trust's average net assets. This voluntary fee waiver may be terminated at any time. If the Templeton Global Subadvisory Agreement and the advisory fee waiver had been in effect for the year ended December 31, 2003, the Adviser would have retained $1,263,964 (0.35% of average net assets).


OWNERSHIP OF THE TRUST

         For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

BROKERAGE TRANSACTIONS

         A description of the portfolio brokerage policies applicable to the Global Equity Trust is set forth under "ADDITIONAL INFORMATION" below.

OTHER INVESTMENT COMPANIES ADVISED BY TEMPLETON GLOBAL

         Templeton Global (or its affiliates), currently act as adviser or subadviser to the following other registered investment companies having similar investment objectives and policies to those of the Global Equity Trust. The size of each of these funds and the rate of compensation for each fund are as follows:

        FUND                                ASSETS AS OF 11/30/03       FEE RATE*
Templeton World Fund                           $  7,093,600,904            0.62%
Templeton Growth Fund                          $ 15,839,548,383            0.61%
FTVIP Templeton Growth Securities Fund         $  1,180,467,306            0.81%

*Fee rates refer to the Fund's management fee per the Fund's Prospectus.

PRIOR BOARD AND SHAREHOLDER APPROVAL OF PUTNAM AGREEMENT

         The Putnam Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held December 5-6, 2002 in connection with the annual renewal of the agreement. Pursuant to the order of the Commission received by the Trust which is discussed above under "SUMMARY," the Putnam Subadvisory Agreement was not required to be approved by shareholders.

                             ADDITIONAL INFORMATION

OWNERSHIP OF THE TRUST

         Except in the case of Series III shares, the Trust does not sell its shares directly to the public, but sells its shares generally only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and life contracts ("contracts"). As of December 31, 2003, the shares of Series I and Series II of the Trust, including the shares of the Global Equity Trust, were legally owned by: (i) The Manufacturers Life Insurance Company (U.S.A) ("Manulife USA") and (ii) The Manufacturers Life Insurance Company of New York ("Manulife New York"). The parent of both Manulife USA and Manulife New York is The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife and its subsidiaries are wholly owned by Manulife Financial Corporation, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.

         Manulife U.S.A. Manulife U.S.A. is a stock life insurance company originally organized under the laws of Maine and redomesticated under the laws of Michigan in 1992 whose principal address is 38500 Woodward Avenue, Bloomfield Hills, Michigan 48304. Its Insurance and Pension Service Office address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Its Annuity Service Office address is 500 Boylston Street, Suite 400, Boston, Massachusetts 02116. Manulife U.S.A. holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company (U.S.A.) Separate Account H and variable life contracts in The Manufacturers Life Insurance Company (U.S.A.) Separate Accounts A, I, L, and N, all of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account. Manulife USA also holds shares of the Trust in various unregistered separate accounts that are made available exclusively to qualified plans.

         Manulife New York. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Manulife New York holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of New York Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of New York Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

    Series III Shares. Only certain "Qualified Plans" and certain permitted entities may invest in Series III shares. For this purpose, a "Qualified Plan" includes: (i) a plan described in Section 401(a) of the Code; (ii) an annuity plan described in 403(a) of the Code; (iii) an annuity contract described in
Section 403(b) of the Code, including a custodial account described in Section 403(b)(7) of the Code; (iv) an individual retirement account described in
Section 408(a) of the Code; (v) an individual retirement annuity described in
Section 408(b) of the Code; (vi) a governmental plan within the meaning of
Section 414(d) of the Code; (vii) an eligible deferred compensation plan described in Section 457(b) of the Code; (viii) a simplified employee pension described in Section 408(k) of the Code; (ix) a plan described in Section 501(c)(18) of the Code; and (x) any other trust, plan, account, contract, or annuity that the Internal Revenue Service has determined to be within the scope of Section 1.817-5(f)(3)(iii) of the Income Tax Regulations.

PORTFOLIO BROKERAGE

         Pursuant to the subadvisory agreements for each of the Trust Portfolios, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business; rather, they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

     Selection of Brokers or Dealers to Effect Trades

         In selecting broker/dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including;

         -  price, dealer spread or commission, if any,

         - the reliability, integrity and financial condition of the broker-dealer,

         -  size of the transaction,

         -  difficulty of execution, and

         -  brokerage and research services provided.

         Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker/dealer might have charged for executing the same transaction.

     Soft Dollar Considerations

         In selecting brokers or dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser. A subadviser may receive products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the position attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the subadviser.

         Brokerage and research services provided by brokers or dealers include advice, either directly or through publications or writings, as to:

         -  the value of securities,

         -  the advisability of purchasing or selling securities,

         - the availability of securities or purchasers or sellers of securities, and

         - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and
            (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

         To the extent research services are used by the subadvisers in rendering investment advice to the Trust, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers/dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the subadvisers.

         Sales Volume Considerations

         Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker or dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker or dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

         "Step Out" Transactions. A subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

     Brokerage Commissions Paid to Affiliated Brokers

         For the year ended December 31, 2003, no commissions were paid to affiliated brokers of the Global Equity Trust.

                                  OTHER MATTERS

         The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2002 to any shareholder upon request. To obtain a report, please contact the Trust by calling (800) 344-1029 or by writing to the Trust at 73 Tremont Street, Boston, Massachusetts 02108,
Attn: Gordon Shone.

         Manufacturers Securities Services, LLC ("Manulife Securities"), the adviser to the Trust, is located at 73 Tremont Street, Boston, Massachusetts 02108. The principal underwriter of the Trust and of certain insurance contracts issued by affiliate of the Trust is Manulife Financial Securities, LLC located at 73 Tremont Street, Boston, Massachusetts 02108.

         The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

         The cost of the preparation, printing and distribution of this Information Statement is an expense of Manufacturers Investment Trust.

                                    EXHIBIT A

                 EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

       NAME AND ADDRESS                       POSITION WITH TEMPLETON GLOBAL                PRINCIPAL OCCUPATION
Jeffrey A. Everett                     President and Director                      Chief Investment Officer-Retail for Global
Templeton Global Advisors Limited                                                  Equity Group/Portfolio Manager/Research
Box N-7759                                                                         Analyst
Nassau, Bahamas

Charles B. Johnson                     Director                                    Chairman of the Board and Director of
Franklin Templeton                                                                 Franklin Resources, Inc. (parent firm)
One Franklin Parkway
San Mateo, CA 94403

Gregory E. Johnson                     Director                                    Co-CEO of Franklin Resources, Inc.
Franklin Templeton
One Franklin Parkway
San Mateo, CA 94403

Martin L. Flanagan                     Executive Vice President and Director       Co-CEO of Franklin Resources, Inc.
Franklin Templeton
One Franklin Parkway
San Mateo, CA 94403

J. Mark Mobius                         Executive Vice President and Director       Director/Portfolio Manager/Research
Templeton Asset Management Ltd.                                                    Analyst of Templeton Asset Management Ltd.
Suites 3905-08
Two Exchange Square
Central, Hong Kong

Gregory E. McGowan                     Executive Vice President and Secretary      International Legal Counsel
Franklin Templeton
500 E. Broward Blvd. Suite 2100
Fort Lauderdale, FL 33394

George Morgan                          Executive Vice President                    Portfolio Manager/Research Analyst
Templeton Unit Trust Managers Ltd.
Saltire Court
20 Castle Terrace
Edinburgh, Scotland EH1 2EH

Murdoch Murchison                      Executive Vice President                    Portfolio Manager/Research Analyst
Templeton Global Advisors Limited
Box N-7759
Nassau, Bahamas

                                    EXHIBIT B
                       TEMPLETON GLOBAL ADVISORS, LIMITED
                              SUBADVISORY AGREEMENT

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 8th day of December, 2003, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Templeton Global Advisors, Limited, a Bahamian Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. Prior to the effective date of this Agreement, Adviser shall provide Subadviser with a current copy of the Trust's Registration Statement. Thereafter, Adviser shall promptly notify the Subadviser in writing of any changes to such Registration Statement that relate to the Subadviser or the Portfolios. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. periodically report to the Trustees of the Trust and the Adviser with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

         vi. purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolios.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value, proxy voting services and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. Subadviser shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Portfolios, or the issuers thereof, including actions involving bankruptcy. Should Subadviser desire to undertake litigation against an issuer on behalf of a Portfolio, the Subadviser shall obtain the prior written consent of the Adviser to undertake such litigation. If the Adviser consents to such litigation, the Adviser agrees to pay the portion of any reasonable legal fees associated with the action (and the Adviser may then receive reimbursement from the Portfolio for payment of such legal fees) or the Portfolio will forfeit any claim to any assets the Subadviser may recover on behalf of the Portfolio up to the amount of such legal fees owed by the Adviser to the Subadviser. If the Adviser does not consent to such litigation, the Adviser agrees to hold Subadviser harmless for excluding the Portfolio from such action and agrees to indemnify the Subadviser against any claims the Portfolio may have against the Subadviser resulting from the Portfolio's exclusion.

         In the case of class action suits involving issuers held in the Portfolios, Subadviser may include information about a Portfolio for purposes of participating in any settlement with the prior written permission of the Adviser which will not be unreasonably withheld.

g. Subadviser will make decisions on proxy voting unless such decisions are expressly reserved to the Trustees of the Trust or a named fiduciary of the Trust. From time to time, the Subadviser may have a conflict of interest in voting proxies of the Portfolios. In the Subadviser's discretion, Adviser agrees that the Subadviser may send the proxy to an independent third party proxy voting service to make the determination or take such other action as the Subadviser deems appropriate.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any material change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                      Manufacturers Securities Services, LLC

                                      by: The Manufacturers Life Insurance
                                          Company (U.S.A.), Managing Member

                                      by: _____________________________________
                                          James D. Gallagher, Executive Vice
                                          President, Secretary and General
                                          Counsel

                                      Templeton Global Advisors Limited

                                      by: _____________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, a fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                                                    AGGREGATE ASSETS
                        AGGREGATE ASSETS ARE    EXCEED $150 MILLION BUT
                         LESS THAN OR EQUAL     ARE LESS THAN OR EQUAL TO     AGGREGATE ASSETS EXCEED
    PORTFOLIO             TO $150 MILLION*            $300 MILLION*                $300 MILLION*
-----------------------------------------------------------------------------------------------------
Global Equity Trust           .500%                      .450%                         .350%

*For purposes of determining Aggregate Assets, the following assets are included:

(1) assets in the Global Equity Trust,

(2) assets in the International Value Trust, a series of Manufacturers Investment Trust,

(3) assets in separate accounts or subaccounts of The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of New York that are invested in the following mutual funds advised by Templeton Global Advisors Limited or any of its affiliates: (a) Templeton Foreign Fund, (b) Templeton Foreign Smaller Companies Fund and (c) Templeton Development Markets Fund.

         The Subadviser Percentage Fee for the Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.